SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         April 4, 2003
                                                         -------------


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

       Kansas                       0-28936                48-1008593
       ------                       -------                ----------
      (State of                (Commission File        (I.R.S. Employer
    Incorporation)                  Number)          Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (913) 451-8050
                                                   --------------


          (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

      The Registrant today conducted a conference call in which it provided an earnings forecast and business outlook for the first quarter as well as the full fiscal year of 2003. The highlights of the conference call are provided in the press release attached hereto and incorporated by reference herein. A replay of the call will be available from 10:00 a.m. on Friday, April 4, 2003, until midnight, Friday, April 11, 2003. The replay number is (888) 203-1112 (confirmation code 470232).


Item 7.         Financial Statements and Exhibits


Exhibit Number  Description
--------------  -----------

99.1            Press Release dated April 4, 2003



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                               GOLD BANC CORPORATION, INC.


Dated: April 4, 2003
                               By:  /s/ Rick J. Tremblay
                                   --------------------------------
                                   Rick J. Tremblay
                                   Chief Financial Officer